UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

Patterson-UTI Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-39270	75-2504748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10713 W. Sam Houston Pkwy N, Suite 800, Houston, Texas		77064
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281-765-7100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PTEN	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 4, 2020, Charles O. Buckner’s previously announced retirement from the Board of Directors of Patterson-UTI Energy, Inc. (the “Company”) became effective.  On June 4, 2020, as previously announced, Mark S. Siegel stepped down as Executive Chairman of the Company and his retirement from the Board became effective.  Curtis W. Huff became non-executive Chairman of the Board and the size of the Board was reduced from eight members to six members.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on June 4, 2020. Of the 186,356,475 shares of the Company’s Common Stock outstanding and entitled to vote at the meeting, 170,594,485 were present either in person or by proxy.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the votes cast at the meeting:

1.	To elect six directors to the Company’s Board of Directors to serve until the next annual meeting of the stockholders or until their respective successors are elected and qualified.
Nominee	Votes For	Votes Withheld	Broker Non-votes
Tiffany (TJ) Thom Cepak	138,960,914	16,816,384	14,817,187
Michael W. Conlon	133,405,454	22,371,844	14,817,187
William A. Hendricks, Jr.	136,778,909	18,998,389	14,817,187
Curtis W. Huff	136,012,428	19,764,870	14,817,187
Terry H. Hunt	135,728,037	20,049,261	14,817,187
Janeen S. Judah	139,382,759	16,394,539	14,817,187
2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-votes
164,279,771	6,186,908	127,806	0
3.	To cast a vote to approve, on an advisory basis, the Company’s compensation of its named executive officers as set forth in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-votes
149,521,756	5,792,184	463,358	14,817,187

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

June 4, 2020	By:	/s/ Seth D. Wexler
Name: Seth D. Wexler
Title: Senior Vice President, General Counsel and Secretary